Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ 08807

Synchronoss Technologies Announces Second Quarter 2020 Results: Revenue $76.5 million, Adjusted EBITDA $11.5 million, Adjusted Free Cash Flow $13 million. Renewal of Verizon contract also announced.

BRIDGEWATER, NJ - August 10, 2020 - Synchronoss Technologies Inc. (NASDAQ: SNCR), a global leader and innovator in cloud, messaging, digital and IoT platforms and products, today announced financial results for its second quarter ended June 30, 2020.

Second quarter highlights:

•Revenue was $76.5 million, compared to $77.8 million in the second quarter of 2019. Recurring revenue was 78.4 percent.
•GAAP net loss for the quarter was $10.15 million, or 24 cents per share, compared to $25.0 million or 61 cents per share in the prior year’s second quarter.
•Non-GAAP net income from continuing operations attributable to Synchronoss was $6.6 million or 16 cent per share, compared to a Non-GAAP net loss of $11.3 million or 28 cents per share in the prior year’s second quarter.
•Synchronoss delivered $11.5 million of adjusted EBITDA, compared to $8.7 million in the second quarter of 2019. Adjusted EBITDA margin in the second quarter was 15 percent compared to 11.2 percent in last year’s second quarter.
•Positive Adjusted Free Cash Flow of $13 million drove an increase in cash and liquidity to $42.8 million at quarter end up from $31m at the end of Q1.
•This morning, in a separate release, the company announced the 5-year renewal of its white-label cloud agreement with its largest customer, Verizon Wireless.

Glenn Lurie, president and chief executive officer, stated, “Synchronoss continued to overcome the many challenges posed by the global pandemic and delivered a solid second quarter. The strength of our customer relationships is highlighted by new wins with some of our largest customers, including the 5-year renewal of our personal cloud contract with Verizon, our largest customer, that we announced this morning in a separate press release. Adjusted EBITDA margins were at the highest level since the fourth quarter of 2018, and free cash flow was $13 million. I am proud of the Synchronoss team as they remained productive and committed to servicing our customers while still working from home, and these results speak to their passion and resilience.”

	Three Months Ended June 30,
$000s	2020	2019	% Change
Revenues	$76,535	$77,846	(1.7)%
Net Loss	$(10,148)	$(25,030)	(59.5)%
Adjusted EBITDA	$11,548	$8,669	33.2%

	Six Months Ended June 30,
$000s	2020	2019	% Change
Revenues	$153,657	$165,951	(7.4)%
Net Loss	$(22,423)	$(52,617)	(57.4)%
Adjusted EBITDA	$13,307	$15,299	(13.0)%

David Clark, chief financial officer, added, “Our cost cutting efforts remain on track to deliver $45 million of in-year savings and $55 million of annualized savings. These efforts and execution were one of the main drivers of improved financial results including 62.6 percent adjusted gross margins, 15 percent EBITDA margin, and positive free cash flow of $13 million.”

Guidance

The company’s original 2020 Adjusted EBITDA guidance was $25-$35 million. The Verizon renewal reduces non-cash deferred revenue by approximately $10 million in the latter half of 2020. Under accounting standard ASC 606, this remaining $10 million of deferred revenue will now be amortized over the new term of the contract. The implied Adjusted EBITDA guidance range would be $15-$25 million. However, the company is also narrowing guidance to the top half of the range. Accordingly, the company now expects Adjusted EBITDA for the year of $20-$25 million.

New Business Update

New customer agreements and partnerships that the company has completed since the last earnings announcement include:

•The 5-year contract extension of our personal cloud agreement with Verizon. This extension further solidifies our long-term relationship with Verizon and shows the value they see in our Cloud solution, which delivers solid incremental revenue and profitability for them, and a better user experience for their subscribers.
•This new personal cloud contract with Verizon includes a joint market agreement to more directly target their existing base of subscribers.
•We secured additional cloud initiatives in the quarter that will augment Verizon’s service offerings in other areas and expand our access to Verizon customers and help us continue to grow cloud revenue.
•In Advanced Messaging, we signed two additional Agreements with CCMI to expand our role in preparing for the launch of RCS-based messaging service to be offered by the joint venture between AT&T, Sprint, T-Mobile and Verizon.
•In Core Messaging, we won new business and expanded our relationship with Proximus to provide Messaging services.
•In our Digital Platform, we signed a 5-year extension to our relationship with Sage Management, who provides audit services as a complement to our Financial Analytics product. Additionally, we signed a seven-figure Financial Analytics contract with a nationwide service provider.
•Finally, we signed Globe Telecom to a Spatial Managed Services contract in the Philippines.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is included below under the heading "Non-GAAP Financial Measures."

Conference Call Details

Synchronoss will host a conference call at 8:00 a.m. (ET) that morning to discuss the financial results.
Please click the following link to join the webinar:
https://synchronoss.zoom.us/j/99626412696?pwd=bDJQRlF6MjNoN3c3amJySHFKemx1dz09

Password: 015747

To join by telephone, please dial one of the following numbers based on your location:
US: +1 253 215 8782
+1 346 248 7799
+1 408 638 0968
+1 669 900 6833
+1 301 715 8592
+1 312 626 6799
+1 646 876 9923
Webinar ID: 996 2641 2696
Password: 015747

International numbers are also available: https://synchronoss.zoom.us/u/ab5P87e92z.

Following the conference call, an archived webcast of the conference call will be available on the Investor Relations section of the company’s website at www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income (loss), net income (loss), effective tax rate, and earnings (loss) per share. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back fair value stock-based compensation expense, acquisition-related costs which includes integration costs, restructuring and cease-use lease expense, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss transforms the way companies create new revenue, reduce costs and delight their subscribers with cloud, messaging, digital and IoT products, supporting hundreds of millions of subscribers across the globe. Synchronoss’ secure, scalable and groundbreaking new technologies, trusted partnerships, and talented people change the way TMT customers grow their businesses. For more information, visit us at www.synchronoss.com.

Forward-looking Statements

This press release includes statements concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements. Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s ability to sustain or increase revenue from its larger customers and generate revenue from new customers, the Company’s expectations regarding expenses and revenue, the sufficiency of the Company’s cash resources, the Company’s growth strategies, the anticipated trends and challenges in the business and the market in which the Company operates, the Company’s expectations regarding federal, state and foreign regulatory requirements, the pending lawsuits against the Company described in its most recent SEC filings, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, which is on file with the SEC and available on the SEC’s website at www.sec.gov. The company does not undertake any obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Contact:

Investors:
Leslie Gahagan
Investor Relations Analyst
623-745-4046
investor@synchronoss.com

SYNCHRONOSS TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited) (In thousands)

	June 30, 2020	December 31, 2019
Assets
Cash and cash equivalents	$42,771	$39,001
Accounts receivable, net	57,332	65,863
Operating lease right-of-use assets	46,913	53,965
Goodwill	222,854	222,969
Other Assets	151,782	150,225
Total assets	$521,652	$532,023

Liabilities and stockholders’ equity
Accounts Payable and Accrued expenses	$96,454	$87,538
Debt, current	10,000	—
Deferred revenues	63,273	87,799
Operating lease liabilities, non-current	53,495	60,976
Other liabilities	17,946	18,768
Preferred Stock	218,482	200,865
Stockholders’ equity	62,002	76,077
Total liabilities and stockholders’ equity	$521,652	$532,023

SYNCHRONOSS TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(In thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

Net revenues	$76,535	$77,846	$153,657	$165,951
Costs and expenses:
Cost of revenues	29,480	33,403	64,951	72,356
Research and development	19,096	19,026	38,884	38,707
Selling, general and administrative	24,640	23,080	50,984	52,326
Restructuring charges	4,493	356	5,943	777
Depreciation and amortization	10,284	20,269	21,640	40,412
Total costs and expenses	87,993	96,134	182,402	204,578
Loss from continuing operations	(11,458)	(18,288)	(28,745)	(38,627)
Interest income	1,509	299	1,568	488
Interest expense	(84)	(463)	(329)	(1,048)
Gain (loss) on extinguishment of debt	—	430	—	817
Other Income	1,367	(24)	3,058	439
Equity method investment loss	—	(376)	—	(1,619)
Loss from continuing operations, before taxes	(8,666)	(18,422)	(24,448)	(39,550)
Benefit for income taxes	7,972	1,844	20,404	3,235
Net loss from continuing operations	(694)	(16,578)	(4,044)	(36,315)
Net loss attributable to redeemable noncontrolling interests	(165)	(593)	(182)	(906)
Preferred stock dividend	(9,289)	(7,859)	(18,197)	(15,396)
Net loss attributable to Synchronoss	$(10,148)	$(25,030)	$(22,423)	$(52,617)

Earnings per share
Basic	(0.24)	(0.61)	(0.54)	(1.30)
Diluted	(0.24)	(0.61)	(0.54)	(1.30)
Weighted-average common shares outstanding:
Basic	41,697	40,810	41,482	40,566
Diluted	41,697	40,810	41,482	40,566

SYNCHRONOSS TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands) (Unaudited)

	Six Months Ended June 30,
	2020	2019
Net loss from continuing operations	$(4,044)	$(36,315)

Adjustments to reconcile net loss to net cash used in operating activities:
Non-cash items	30,122	51,743
Changes in operating assets and liabilities:	(24,470)	3,136
Net cash provided by operating activities	1,608	18,564

Investing activities:
Purchases of fixed assets	(424)	(4,940)
Purchases of intangible assets and capitalized software	(8,685)	(5,959)
Other investing activities	2,175	(9,351)
Net cash used in investing activities	(6,934)	(20,250)

Net cash provided by (used in) financing activities	9,991	(73,574)
Effect of exchange rate changes on cash	(895)	10
Net increase (decrease) in cash and cash equivalents	3,770	(75,250)

Cash, restricted cash and cash equivalents, beginning of period	39,001	109,860
Cash, restricted cash and cash equivalents, end of period	$42,771	$34,610

SYNCHRONOSS TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended Jun 30,		Six Months Ended Jun 30,
	2020	2019	2020	2019
Non-GAAP financial measures and reconciliation:
GAAP Revenue	$76,535	$77,846	$153,657	$165,951
Less: Cost of revenues	29,480	33,403	64,951	72,356
Gross Profit	47,055	44,443	88,706	93,595
Add / (Less):
Stock-based compensation expense	641	657	1,394	1,343
Restructuring, transition, and cease-use lease expense	243	—	283	—
Adjusted Gross Profit	$47,939	$45,100	$90,383	$94,938
Adjusted Gross Margin	62.6%	57.9%	58.8%	57.2%

GAAP Net loss attributable to Synchronoss	$(10,148)	$(25,030)	$(22,423)	$(52,617)
Add / (Less):
Stock-based compensation expense	4,987	5,474	10,156	11,028
Acquisition costs	—	(42)	—	(230)
Restructuring, transition, and cease-use lease expense	7,003	474	8,699	1,214
Amortization expense	4,062	7,123	8,696	13,252
Litigation, remediation and refiling costs	733	782	1,557	1,502
Non-GAAP Expenses attributable to Non-Controlling Interest	—	(39)	—	(76)
Non-GAAP Net Income (loss) from continuing operations attributable to Synchronoss	$6,637	$(11,258)	$6,686	$(25,927)

Diluted Non-GAAP Net Income (loss) from continuing operations per share	$0.16	$(0.28)	$0.16	$(0.64)

Weighted shares outstanding - Diluted	41,697	40,810	41,482	40,566

SYNCHRONOSS TECHNOLOGIES, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended					Six Months Ended
	Jun 30, 2019	Sep 30, 2019	Dec 31, 2019	Mar 31, 2020	Jun 30, 2020	Jun 30, 2020	Jun 30, 2019

Net (loss) income attributable to Synchronoss	$(25,030)	$(69,432)	$(14,678)	$(12,275)	$(10,148)	$(22,423)	$(52,617)
Add / (Less):
Stock-based compensation expense	5,474	6,000	5,222	5,169	4,987	10,156	11,028
Acquisition costs	(42)	—	—	—	—	—	(230)
Restructuring, transition, and cease-use lease expense	474	6,215	17	1,696	7,003	8,699	1,214
Cumulative adjustment to STI receivable	—	26,044	—	—	—	—	—
Litigation, remediation and refiling costs	782	4	1,320	824	733	1,557	1,502
Depreciation and amortization	20,269	18,508	18,116	11,356	10,284	21,640	40,412
Interest income	(299)	(228)	(542)	(58)	(1,509)	(1,567)	(488)
Interest Expense	463	203	104	245	84	329	1,048
Gain on Extinguishment of debt	(430)	(5)	—	—	—	—	(817)
Other (Income) expense, net	24	422	(7,372)	(1,692)	(1,367)	(3,059)	(439)
Equity method investment loss	376	—	—	—	—	—	1,619
Provision (benefit) for income taxes	(1,844)	9,849	(4,439)	(12,432)	(7,972)	(20,404)	(3,235)
Net (loss) income attributable to noncontrolling interests	593	25	194	17	165	182	906
Preferred dividend	7,859	8,194	8,544	8,908	9,289	18,197	15,396
Adjusted EBITDA (non-GAAP)	$8,669	$5,799	$6,486	$1,758	$11,549	$13,307	$15,299

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019

Net Cash (used in) provided by operating activities	$16,624	$24,248	$1,608	$18,564
Add / (Less):
Capitalized software	(4,257)	(3,255)	(8,685)	(5,959)
Property and equipment	(175)	(2,313)	(424)	(4,940)
Free Cashflow	$12,192	$18,680	$(7,501)	$7,665
Add: Litigation, remediation and refiling costs	733	782	1,557	1,502
Adjusted Free Cashflow	$12,925	$19,462	$(5,944)	$9,167